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                                                                   Exhibit 10.59

                            STOCK PURCHASE AGREEMENT
                              (Alexander L. Weis)

       This Stock Purchase Agreement (the "Agreement") is entered into as of April 11, 1995 by and between ILEX Oncology, Inc., a Delaware corporation formerly known as Biovensa Inc. (the "Company" or the "Seller") and Alexander
L. Weis ("Employee" or the "Buyer").

       WHEREAS, the Company and the Employee have entered into an Employment Agreement dated as of November 2, 1994 (the "Employment").

       WHEREAS, pursuant to the terms of the Employment Agreement, the Company agreed to sell, and the Employee agreed to purchase 480,000 shares (the "Shares") of the Company's common stock, $.01 par value per share (the "Common Stock").

       WHEREAS, Buyer desires to purchase, and Seller desires to sell the Shares.

       NOW THEREFORE, in consideration of the recitals, representations, warranties, covenants and agreements contained herein, and other food and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

       1. PURCHASE AND SALE. Subject to the provisions of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, The Shares upon the Following terms:

              (a) Upon the execution of this agreement, Buyer shall pay to Seller an aggregate of $48,000, (the "Purchase Price") for the Shares, at which time Seller shall deliver to Buyer a stock certificate representing the Shares and registered in the name of Buyer or its designee.

              (b)    Buyer shall pay the Purchase Price to Seller as follows:
       (i) $28,000 via check or wire transfer of immediately available funds and (ii) $20,00 via a promissory note substantially in the form attached hereto as Exhibit A (the "Promissory Note"). The full and timely payment of principal and interest accruing on the Promissory Note shall be secured by the Shares in the manner set forth in the Promissory Note and, in accordance wherewith, upon delivery of the Promissory Note Buyer shall deliver to and deposit with Seller the stock certificates representing the Pledged Shares (as that term is defined in the Promissory Note) together with stock powers duly executed in blank by Buyer; such certificates and stock powers shall be held by Seller until the payment in full of all amounts outstanding under the Promissory Note.
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       2.     SELLER'S REPRESENTATIONS AND WARRANTIES.  Seller represents and warrants to Buyer that:

              (a) The Shares have been duly authorized and validly issued, and are free and clear of any claims, pledges, security interests, liens and encumbrances and other restrictions and limitations of any type, other than those arising pursuant to the Employment Agreement or this Agreement.

              (b) Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware.

              (c) Seller has the requisite corporate power and authority to execute and deliver this Agreement and to sell and deliver the Shares to the Buyer pursuant to this Agreement.

              (d) The execution, delivery and performance of this Agreement has been duly authorized and approved by all necessary corporate action.

              (e) This Agreement constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms, subject as to enforcement to usual equitable principles and except as limited by bankruptcy, moratorium, insolvency or similar laws of general application affecting the enforcement of creditor's rights.

       3. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller that:

              (a) Buyer has the requisite authority and capacity to enter into, deliver and perform its obligations pursuant to this Agreement, the Promissory Note and all of the transactions contemplated hereby and thereby.

              (b) This Agreement, the Promissory Note and the other documents and instruments to be delivered by Buyer pursuant hereto constitute the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, subject as to enforcement to usual equitable principles and except as limited by bankruptcy, moratorium, insolvency or similar laws of general application affecting the enforcement of creditor's rights.

              (c) The execution, delivery and performance by Buyer of this Agreement and the other documents and instruments to be delivered by Buyer pursuant hereto will not result in any violation of, or be in conflict with, or constitute a default under any agreement, law, regulation, rule or ordinance by which Buyer is bound.

              (d) Buyer is acquiring the Shares for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof,





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       and Buyer has no present or contemplated agreement, arrangement, intention or commitment to dispose of the Shares.

              (e) Buyer (i) is experienced in the evaluation of business similar to the Company, (ii) is able to fend for himself in the transactions contemplated by this Agreement, (iii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (iv) has the ability to bear the economic risks of an investment in the Company, and (v) has been afforded prior to the date hereof the opportunity to ask questions of, and to receive answers from, Mr. Richard L. Love and other representatives of the Company and to obtain any additional information, to the extent Mr. Richard L. Love or the Company has such information or could acquire it without unreasonable effort or expense, necessary for Buyer to make an informed investment decision with respect to the purchase of the Shares.

              (f) Buyer understands that the Shares have not been registered under the Securities Act of 1933 or any applicable state securities or "Blue Sky" laws, and such shares may be required to be held indefinitely, unless such shares are subsequently registered under the Securities Act and such applicable Blue Sky laws, or an exemption from such registration is available.

       4. MUTUAL CONDITIONS PRECEDENT. Neither Seller nor Buyer shall have any obligations pursuant to this Agreement, unless and until Buyer shall have executed and become a party to the Company's Registration Agreement, substantially in the form attached hereto as Exhibit B.

       5. REPURCHASE RIGHT. Notwithstanding anything to the contrary contained herein, Buyer and Seller agree that the Shares are subject to Seller's repurchase right, as more fully set forth in Section 4.6 of the Employment Agreement, and the provisions of the Employment Agreement referencing that repurchase right are incorporated in this Agreement, as if fully set herein.

       6. IRS CONTINGENCY. Notwithstanding anything contained herein to the contrary, the Seller and Buyer agree that they shall negotiate in good faith to reach an equitable adjustment to the provisions of this Agreement if
(a) a private ruling is requested, and the National Office of the United States Internal Revenue Service notifies the Cancer Therapy and Research Foundation of South Texas ("CTRF") and/or CTRC Research Foundation ("CTRC"), or any affiliate thereof that they will not rule the establishment and operation of Seller will not adversely affect CTRF's, CTRC's or any such affiliate's status as an exempt organization under Section 501(c)(3) of the Internal Revenue Code, (b) a private ruling is not requested, and CTRF, CTRC and/or any affiliate thereof are unable to obtain from qualified tax counsel an opinion satisfactory to each of them to the effect that the establishment and operation of Seller will not adversely affect CTRF's, CTRC's or any such affiliate's status as an exempt organization under Section 501(c)(3) of the Internal Revenue Code, (c) the Internal Revenue Service otherwise asserts that the establishment and operation of the Seller





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may adversely affect CTRF's, CTRC's or any such affiliate's status, or (d)
Seller fails to receive at least $3,000,000 by June 30, 1996, from the sale to persons other than CTRF, CTRC and their affiliates of its common or preferred stock. In the event that Buyer and Seller are unable to agree on the terms of such an adjustment within thirty (30) days subsequent to the occurrence of such an event, the Company shall repurchase from Buyer and Buyer shall sell to the Company, the Shares in exchange for the return of the Purchase Price, and this Agreement shall be rescinded.

       7.     MISCELLANEOUS.

              (a) Cooperation. Seller and Buyer agree to take all actions and execute all documents or instruments as either party may reasonably request to consummate the transactions contemplated by this Agreement.

              (b) Expenses. Regardless of whether the transactions provided for in this Agreement are consummated, each party hereto shall pay its own expenses incident to the preparation of this Agreement and the consummation of the transactions contemplated hereby.

              (c) Notices. All notices hereunder shall be in writing and shall be deemed given when delivered in person or when telecopied with hard copy to follow, or three (3) business days after being deposited in the United States mail, postage prepaid, via registered or certified mail, or two (2) business days after delivery to a nationally recognized express courier, expenses prepaid, addressed as follows:



       If to Buyer:                          Alexander L. Weis

                                             ------------------------------

                                             ------------------------------

       If to Seller:                         ILEX Oncology, Inc.
                                             14960 Omicron
                                             San Antonio, Texas  78245
                                             Attention: Mr. Richard L. Love,
                                                        President

       and/or such other addresses and/or to such other addressees as may be designated by notice given in accordance with the provisions hereof.

              (d) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. No party shall assign this Agreement or its rights hereunder without the prior written consent of the other party hereto.

              (e) Amendment; Waiver. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by the parties





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       hereto.  No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the waiving party. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, unless so provided in the waiver.

              (f) Severability. If any provision of this Agreement (or portions thereof) shall, for any reason, be considered invalid or unenforceable by any court of competent jurisdiction, such provision (or portions thereof) shall be ineffective only to the extent of such invalidity or unenforceability, and the remaining provisions of this Agreement (or portions thereof) shall nevertheless be valid, enforceable and of full force and effect.

              (g) Section Headings. The article, section or paragraph headings or titles herein are inserted for convenience of reference only and shall not be deemed a part of this Agreement.

              (h) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute a single instrument.

              (i) Governing Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the laws of the State of Texas applicable to contracts made in that State (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

              (j) Entire Agreement. Subject to Section 5 hereof, this Agreement constitutes the entire agreement among the parties with respect to the matters covered hereby and supersedes all previous written, oral or implied understanding among them with respect to such matters.

              (k) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any other individual or entity other than Seller and Buyer and their respective successors and permitted assigns.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



       BUYER:                              SELLER:

       ALEXANDER L. WEIS                   ILEX ONCOLOGY, INC.

         /s/ Alexander L. Weis             /s/ Richard L. Love
       --------------------------------    ----------------------------
                                           By: Richard L. Love
                                           Title: President





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